EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

Supplement to Statement of Additional Information dated February 1, 2023

The following replaces the table under “Share Ownership.” in “Management and Organization”:

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Alan C. Bowser(1)(2)	Thomas E. Faust Jr.(3)	Mark R. Fetting(2)	Cynthia E. Frost(2)	George J. Gorman(2)	Valerie A. Mosley(2)	Keith Quinton(2)	Marcus L. Smith(2)	Susan J. Sutherland(2)	Scott E. Wennerholm(2)	Nancy A. Wiser(1)(2)
Focused Growth Fund	None	None	None	None	Over $100,000	None	None	None	Over $100,000	None	None
Select Equity Fund	None	None	None	None	None	Over $100,000	None	None	None	None	None
SMID-Cap Fund	None	None	None	Over $100,000	None	None	None	Over $100,000	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000(4)	Over $100,000(4)	Over $100,000
(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
(2)	Noninterested Trustees.
(3)	Interested Trustee.
(4)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

March 15, 2023